Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements File No. 33-53321, No. 33-53323 and No. 33-60997.



                                    ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
March 25, 1997.